                                                                   EXHIBIT 10.1

                                                                Loan No. 8210ZS

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT ("Amendment") is dated as of July 24, 1996, by and among SPIEKER PROPERTIES, L.P., a California limited partnership ("Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("Agent"), and each of the Lenders a party to this Amendment.

                                    RECITALS

A. Borrower, Agent and Lenders are parties to a Credit Agreement dated November 6, 1995 ("Credit Agreement"). Unless otherwise defined in this Agreement, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement; all Article references herein refer to provisions of the Credit Agreement.

B. The parties desire to modify and amend certain terms and provisions of the Credit Agreement.


NOW, THEREFORE, Borrower, Agent and Lenders hereby agree as follows:

1. "Applicable LIBOR Rate Margin." The definition of "Applicable LIBOR Rate Margin" in Article 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

        "Applicable LIBOR Rate Margin" means, as of any date of determination:
        (i) 1.00%, if Borrower's senior long-term unsecured debt obligations are rated at least A-/A3 by both Rating Agencies, (ii) 1.125%, if Borrower's senior long-term unsecured debt obligations are rated at least BBB+/ Baa1 by both Rating Agencies but the condition set forth in clause (i) of this definition, is not satisfied, (iii) 1.25%, if Borrower's senior long-term unsecured debt obligations are rated at least BBB/Baa2 by both Rating Agencies but neither the condition set forth in clause (i) of this definition nor the condition set forth in clause (ii) of this definition is satisfied, (iv) 1.50%, if Borrower's senior long-term unsecured debt obligations are rated at least BBB-/Baa3 by both Rating Agencies but neither the condition set forth in clause (i) of this definition, nor the condition set forth in clause (ii) of this definition, nor the condition set forth in clause (iii) of this definition is satisfied, or (v) 1.75%, in any other case (including, without limitation, if Borrower's senior long-term unsecured debt obligations are not rated by either or both of the Rating Agencies). If one Rating Agency assigns a lower rating to Borrower's senior long-term unsecured debt obligations than does the other Rating Agency, the lower of the two ratings shall control for purposes of determining the Applicable LIBOR Rate Margin. This Applicable LIBOR Rate Margin shall remain in effect until such time as Borrower elects to extend the Termination Date pursuant to Article 2.1.4 of the Credit Agreement. If Borrower elects, and Agent and/or Lenders agree to extend the Termination Date, Borrower, Agent and/or Lenders shall have the right to renegotiate the Applicable LIBOR Rate Margin.

2. Quarterly Operating Reports. Article 6.1.1 of the Credit Agreement entitled Quarterly Operating Reports, is hereby deleted in its entirety and replaced with the following:

        Quarterly Operating Reports: As soon as practicable, and in any event within twenty-five (25) days after the end of each Fiscal Quarter, operating statements in the form of Exhibit C or other form approved by Agent for each Unencumbered Pool Property dated as of the last day of such Fiscal Quarter (the "Quarterly Operating Reports"), in form and substance satisfactory to Agent, certified by the REIT's chief financial officer. As soon as practicable, and in any event within ninety (90) days after the end of each Fiscal Year, rent rolls (on Borrower's detailed form of rent roll) for each Unencumbered Pool Property dated as of the last day of such Fiscal Year in form and substance satisfactory to Agent and certified by the REIT's chief financial officer. In addition, if requested by Agent, rent rolls (on Borrower's detailed form of rent roll) for any or all the Unencumbered Pool Property dated within the last 60 days of such request, in form and substance satisfactory to Agent and certified by the REIT's chief financial officer.

                                                        Loan No. 8210ZS

3. Conditions to Effectiveness. This Amendment shall become effective on August 1, 1996, the date that each of the following conditions precedent has been satisfied:

    a. This Amendment, including the reconfirmations of Guaranty attached hereto, shall have been fully executed and unconditionally delivered by all parties hereto;

    b. Borrower shall be in compliance with all terms and conditions of this Amendment, including the representations and warranties referred to in paragraph 4.a below.

4.  Miscellaneous.

    a. Borrower hereby restates and reconfirms all representations, warranties and covenants set forth in the Loan Documents as of the date of this Amendment, and further represents and warrants to Lenders that there exists no Event of Default or Unmatured Event of Default.

    b. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute a single agreement, and shall not become effective until all parties hereto, including the Guarantors, have executed and delivered this Amendment. Borrower represents and warrants that this Amendment shall be executed and delivered by duly authorized officers of Borrower and each Guarantor.

    c. Except as expressly provided herein, nothing in this Amendment shall alter or affect any provision, condition or covenant contained in the Credit Agreement or other Loan Documents, or limit or impair any rights, powers or remedies of Agent or Lenders thereunder, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect as expressly modified hereby.

    d. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral communications between the parties with respect thereto. Borrower shall pay all costs and expenses of Agent incurred in connection with the preparation, execution and delivery of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

 Borrower                               SPIEKER PROPERTIES, L.P.,
                                        a California limited partnership

                                        By:   SPIEKER PROPERTIES, INC.
                                              a Maryland corporation
                                        Its:  General Partner

                                              By:  /s/
                                                   ___________________________
                                              Its: ___________________________

 Agent                                  WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION

                                        By:   ________________________________
                                        Its:  ________________________________

 Lenders                                WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION

                                        By:   ________________________________
                                        Its:  ________________________________

                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By:   ________________________________
                                        Its:  ________________________________

                                        FIRST BANK NATIONAL ASSOCIATION

                                        By:   ________________________________
                                        Its:  ________________________________

                                        SEATTLE-FIRST NATIONAL BANK

                                        By:   ________________________________
                                        Its:  ________________________________

                                        UNION BANK

                                        By:   ________________________________
                                        Its:  ________________________________

                                        By:   ________________________________
                                        Its:  ________________________________

                                                                Loan No. 821OZS

                           REAFFIRMATION OF GUARANTY

        The undersigned hereby acknowledges and approves the foregoing Amendment No. 1 to Credit Agreement and restates and reconfirms each and every representation, warranty and convenant as set forth in the Repayment Guaranty dated November 6, 1995 executed in favor of Lenders.

Dated as of: July 24, 1996                      "GUARANTOR"

                                                SPIEKER PROPERTIES, INC.
                                                a Maryland corporation


                                                By:  /s/ Craig G. Vought
                                                     ------------------------
                                                     Craig G. Vought
                                                Its: Executive Vice President
                                                     and C.F.O.

                                                                Loan No. 821OZS

                           REAFFIRMATION OF GUARANTY

        The undersigned hereby acknowledges and approves the foregoing Amendment No. 1 to Credit Agreement and restates and reconfirms each and every representation, warranty and covenant as set forth in the Repayment Guaranty dated November 6, 1995 executed in favor of Lenders.

Dated as of: July 24, 1996               "GUARANTOR"

                                          SPIEKER PROPERTIES, #177
                                          a California limited partnership


                                           By:  SPIEKER PROPERTIES, L.P.
                                                a California limited partnership
                                           Its: General Partner

                                           By:  SPIEKER PROPERTIES, INC.
                                                a Maryland corporation
                                           Its: General Partner


                                                  By:  /s/ Craig G. Vought
                                                       ------------------------
                                                       Craig G. Vought
                                                  Its: Executive Vice President
                                                       and C.F.O.

                                                                Loan No. 821OZS

                           REAFFIRMATION OF GUARANTY

        The undersigned hereby acknowledges and approves the foregoing Amendment No. 1 to Credit Agreement and restates and reconfirms each and every representation, warranty and covenant as set forth in the Repayment Guaranty dated November 6, 1995 executed in favor of Lenders.

Dated as of: July 24, 1996               "GUARANTOR"

                                          SPIEKER PROPERTIES, #185
                                          a California limited partnership


                                           By:  SPIEKER PROPERTIES, L.P.,
                                                a California limited partnership
                                           Its: General Partner

                                           By:  SPIEKER PROPERTIES, INC.
                                                a Maryland corporation
                                           Its: General Partner


                                                  By:  /s/ Craig G. Vought
                                                       ------------------------
                                                       Craig G. Vought
                                                  Its: Executive Vice President
                                                       and C.F.O.

                                                                Loan No. 821OZS

                           REAFFIRMATION OF GUARANTY

        The undersigned hereby acknowledges and approves the foregoing Amendment No. 1 to Credit Agreement and restates and reconfirms each and every representation, warranty and covenant as set forth in the Repayment Guaranty dated November 6, 1995 executed in favor of Lenders.

Dated as of: July 24, 1996               "GUARANTOR"

                                          SAND HILL NORTHWEST PROPERTIES, LLC,
                                          a California limited liability company


                                           By:  SPIEKER PROPERTIES, L.P.,
                                                a California limited partnership
                                           Its: Manager

                                           By:  SPIEKER PROPERTIES, INC.
                                                a Maryland corporation
                                           Its: General Partner


                                                  By:  /s/ Craig G. Vought
                                                       ------------------------
                                                       Craig G. Vought
                                                  Its: Executive Vice President
                                                       and C.F.O.